BLACKROCK FUNDS III

iShares Russell 1000 Large-Cap Index Fund

(the “Fund”)

Supplement dated June 12, 2026 to the Prospectuses of the Fund, each dated April 30, 2026

Effective immediately, the following changes are made to the Fund’s Prospectuses:

The section of the Prospectuses entitled “Details About the Funds – How Each Fund Invests – Large-Cap Index Fund” is deleted in its entirety and replaced with the following:

Investment Objective

The investment objective of the Large-Cap Index Fund is to match the performance of the Russell 1000® Index (the “Russell 1000” or the “Underlying Index”) as closely as possible before the deduction of Fund expenses. The Fund’s investment objective may be changed by the Trust’s Board of Trustees without shareholder approval.

Investment Process

The Large-Cap Index Fund will not attempt to buy or sell securities based on Fund management’s economic, financial or market analysis, but will instead employ a “passive” investment approach. This means that Fund management will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 1000 before deduction of Fund expenses. The Fund will buy or sell securities, including securities not included in the Russell 1000, that Fund management believes will help the Fund match the performance of the Underlying Index over time. Accordingly, it is anticipated that the Fund’s portfolio turnover and trading costs will be lower than those of an “actively” managed fund. However, the Fund has operating and other expenses, while an index does not. Therefore, the Fund will tend to underperform its target index to some degree over time. At times, the portfolio composition of the Fund may be altered (or “rebalanced”) to reflect changes in the characteristics of the index that the Fund tracks.

Principal Investment Strategies

The Large-Cap Index Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before fees and expenses and the total return of the Fund’s benchmark index, the Russell 1000. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees of MIP and the Trustees of the Trust will consider alternative strategies for the Master Portfolio and the Fund, respectively. Information regarding correlation of the Fund’s performance to that of the Russell 1000 may be found in the Fund’s Annual Report. Notwithstanding the factors described below, perfect (100%) correlation would be achieved if the total return of the Fund’s net assets, before fees and expenses, increased or decreased exactly as the total return of the Fund’s benchmark index increased or decreased. The Fund’s ability to match its investment performance to the investment performance of the Russell 1000 may be affected by, among other things, the Fund’s expenses, transactions costs, taxes, the size of the Fund’s investment portfolio, changes in either the composition of the Russell 1000 or the assets of the Fund, the ability of the Fund to match changes in its portfolio to changes in the Russell 1000 precisely, both in time and position size, the amount of cash and cash equivalents held by the Fund, the manner in which the total return of the Russell 1000 is calculated and the timing, frequency and size of shareholder purchases and redemptions.

The Large-Cap Index Fund will be substantially invested in equity securities in the Russell 1000, and will invest, under normal circumstances, at least 80% of its net assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 1000. For this purpose, net assets include any borrowings for investment purposes, calculated at the time the Fund invests its assets. This is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders. The Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index.

The Russell 1000 measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership, as determined by FTSE Russell (“Russell” or the “Index Provider”). As of March 31, 2026, the companies in the Russell 1000 have a market capitalization ranging from $134.5 billion to $4.32 trillion. The Russell 1000 represents more than 90% of investable US equities by market capitalization. Russell’s selection of a stock for the Russell 1000 does not mean that Russell believes the stock to be an attractive investment. Securities in the Russell 1000 are determined during semi-annual reconstitutions in June and December and enhanced quarterly with the addition of initial public offerings (“IPOs”) that are not eligible for accelerated entry. IPOs that meet certain criteria determined by the Index Provider will be added after the close of the fifth day of trading following the initial listing. However, if such IPO’s inclusion date falls within the Index Provider’s lock-down period for the semi-annual reconstitutions, the IPO will be added on the effective date of the reconstitution. During index reconstitutions, there may be substantial changes in the composition of the index (and, consequently, significant turnover in the Fund). Securities that leave the index between reconstitution dates are not replaced. When acquisitions or mergers take place, the stock’s capitalization moves to the acquiring stock, and therefore, mergers have no effect on index total capitalization if the acquiring stock is part of the index. Russell does not sponsor, endorse, sell or promote the Fund or the Master Portfolio. Russell makes no representation or warranty, expressed or implied, regarding the advisability of investing in the Fund or the Master Portfolio. Neither BlackRock Fund Advisors (“BFA”), the Master Portfolio’s investment adviser, nor BlackRock Advisors, LLC (“BAL”), the Fund’s administrator, has or will have a role in maintaining the Russell 1000.

The Fund may invest in all stocks in the Russell 1000 in roughly the same proportions as their weightings in the Russell 1000. For example, if 2% of the Russell 1000 is made up of the stock of a particular company, the Fund will normally invest approximately 2% of its assets in that company. This strategy is known as “full replication.” However, when Fund management believes it would be cost efficient, Fund management is authorized to deviate from full replication and to invest instead in a statistically selected sample of the stocks in the Russell 1000 which has aggregate investment characteristics, such as average market capitalization and industry weightings, similar to the Russell 1000 as a whole, but which involves less transaction cost than would be incurred through full replication. The Fund also may engage in futures transactions to manage its short-term liquidity and/or as substitutes for comparable market positions in the securities in its benchmark index. Fund management may also purchase stocks not included in the Russell 1000 when it believes that it would be a cost efficient way of approximating the Russell 1000’s performance to do so or if it believes it will help the Fund match the performance of the Underlying Index over time. Fund management may omit or remove a security which is included in an index from the portfolio of the Fund if, following objective criteria, Fund management judges the security to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. If Fund management uses these techniques, the Fund may not track the Russell 1000 as closely as it would if it were fully replicating the Russell 1000.

BFA may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon the Russell 1000). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to the Fund or by the Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. BFA will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index.

The Fund may lend securities with a value up to 33 1∕3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Russell 1000 is concentrated.

The past performance of the Underlying Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

The Fund intends to be diversified in approximately the same proportion as the Underlying Index is diversified. The Fund may become “non-diversified,” as defined in the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought if the Fund becomes “non-diversified” due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Underlying Index.

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Shareholders should retain this Supplement for future reference.

PRO-LCI-0626SUP

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